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EXHIBIT 31.2

PRINCIPAL FINANCIAL

OFFICER CERTIFICATION

PURSUANT TO
SECURITIES EXCHANGE ACT OF 1934 RULE 13a

-14(a)/15d-14(a), AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES

-OXLEY ACT OF 2002

I, John R. Howe, certify that:

1.

I have reviewed this report on Form 10-Q of The Cato Corporation

(the “registrant”);

2.

Based on

my knowledge,

this report

does not

contain any

untrue statement

of a

material fact

or omit

to

state a material fact

necessary to make the

statements made, in light

of the circumstances under

which

such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial

statements, and other financial information

included in this report,

fairly present in

all material

respects the

financial condition,

results of operations

and cash

flows of the

registrant as

of,
and for, the periods presented in this report;

4.

The registrant’s

other certifying

officer and

I are

responsible for

establishing and

maintaining disclosure

controls and
procedures (as

defined in Exchange

Act Rules 13a-15(e)

and 15d-15(e))

and internal control

over financial reporting

(as
defined in

Exchange Act

Rules 13a

-15(f) and

15d-15(f)) for

the registrant

and have:

a)

Designed such

disclosure controls

and procedures,

or caused

such disclosure

controls and

procedures

to be

designed under

our supervision,

to ensure

that material

information relating

to the

registrant, including

its
consolidated subsidiaries,

is made known

to us

by others

within those

entities,

particularly during the period in which this report is being prepared;

b)

Designed such internal

control over financial

reporting, or caused

such internal control

over financial reporting

to be
designed under our supervision, to

provide reasonable assurance regarding

the reliability of financial reporting

and the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the

effectiveness of

the registrant’s

disclosure controls

and procedures

and presented

in this

report our
conclusions about

the effectiveness

of the

disclosure controls

and procedures,

as of

the end

of the period covered by this report based on such evaluation; and

d)

Disclosed in

this report

any change

in the

registrant’s internal

control over

financial reporting

that

occurred during the registrant’s

most recent fiscal quarter

(the registrant’s

fourth fiscal quarter in

the

case of

an annual

report) that

has materially

affected, or

is reasonably

likely to

materially affect,

the registrant’s
internal control over financial reporting; and

5.

The registrant’s

other certifying officer

and I have

disclosed, based on

our most recent evaluation

of internal control

over
financial reporting,

to the registrant’s

auditors and

the audit

committee of

the registrant’s

board of

directors (or

persons
performing the equivalent functions):

a)

All significant

deficiencies and

material weaknesses

in the

design or

operation of

internal control

over financial
reporting which are reasonably likely to adversely affect the registrant’s ability to record,

process, summarize and report financial information; and

b)

Any fraud,

whether or

not material,

that involves

management or

other employees

who have

a

significant role in the registrant’s internal

control over financial reporting.

Date: November 24, 2020

/s/ John R. Howe
John R. Howe
Executive Vice President
Chief Financial Officer